Common Stock	12 Months Ended
May 31, 2019
Equity [Abstract]
Common Stock

NOTE I — COMMON STOCK

On January 8, 2008, we announced our authorization of a stock repurchase program under which we may repurchase shares of RPM International Inc. common stock at management’s discretion. As announced on November 28, 2018, our goal is to return $1.0 billion in capital to stockholders by May 31, 2021 through share repurchases.  On April 16, 2019, after taking into account share repurchases under our existing stock repurchase program to date, our Board of Directors authorized the repurchase of the remaining $600.0 million in value of RPM International Inc. common stock by May 31, 2021.  As a result, we may repurchase shares from time to time in the open market or in private transactions at various times and in amounts and for prices that our management deems appropriate, subject to insider trading rules and other securities law restrictions. The timing of our purchases will depend upon prevailing market conditions, alternative uses of capital and other factors. We may limit or terminate the repurchase program at any time. During the fiscal year ended May 31, 2019, we repurchased 3,286,907 shares of our common stock at a cost of approximately $200.2 million, or an average cost of $60.92 per share, under this program.  During the fiscal years ended May 31, 2018 and 2017, we did not repurchase any shares of our common stock under this program.